                                                --------------------------------
Insured/Annuitant__________________                   FOR HOME OFFICE USE

Modern Woodmen of America                         --------------------------
Variable Product Administrative Center                CERTIFICATE NUMBER
P.O. Box 9284                                   --------------------------------
Des Moines, Iowa  50306-9284
                                                                     SUITABILITY
                                                                      SUPPLEMENT


          SUITABILITY, ALLOCATION OF FUNDS, AND REPLACEMENT SUPPLEMENT PLEASE RETURN TO THE ADMINISTRATIVE CENTER WITH THE APPLICATION.


     All references to "the Society" shall mean Modern Woodmen of America.

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  SECTION A -CERTIFICATE HOLDER INFORMATION
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 Certificate Holder Name: ____________________    Certificate Holder Date of Birth:_______________

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  SECTION B - SUITABILITY QUESTIONNAIRE
-------------------------------------------------------------------------------------------------------------

  For the purposes of this Supplement, "You" or "Your" refers to the Proposed Certificate Holder.
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  1.  Did you receive the current Prospectus for the Certificate?                            / / Yes   / / No
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  2.  Do you believe that this Certificate will meet your insurance needs
      and financial objectives?                                                              / / Yes   / / No
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  3.  Source of funds for this Certificate:

       / / Current Income           / / Sale of Real or                    / / POLICY/CERTIFICATE SURRENDER*
       / / Personal Savings/CDs         Personal Property                  / / VARIABLE ANNUITY *
       / / Mutual Funds             / / POLICY/CERTIFICATE ACCUMULATED     / / FIXED ANNUITY*
       / / Stocks/Bonds                 VALUE, DIVIDEND OR LOAN*           / / Other______________________

     *THE REPLACEMENT INFORMATION (SECTION D) MUST BE COMPLETED.
-------------------------------------------------------------------------------------------------------------
  4.  Marital Status:  / / Married    / / Single

      Number of dependent children____________________
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  5.  The best way to describe my investment strategy for this Certificate is: (Check those most appropriate)

        / / Preservation of principal    / / Income             / / Income and growth   / / Growth
        / / Aggressive growth            / / Other, please specify________________________________________
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  6.  Tolerance for subaccount volatility:

      / / LOW      I am willing to accept minimal volatility with the accumulated value in the subaccounts.

      / / MEDIUM   I am willing to accept some volatility with the accumulated value in the subaccounts.

      / / HIGH     I am willing to accept greater volatility with the accumulated value in the subaccounts.
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  7.  Your annual income:           / / Less than $25,000         / / $100,001 to $250,000
                                    / / $25,001 to $50,000        / / More than $250,001
                                    / / $50,001 to $100,000
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  8.  Your estimated                / / Less than $5,000          / / $10,001 to $25,000
      liquid net worth              / / $5,001 to $10,000         / / More than $25,001
      (cash and cash equivalents)
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  9.  Your total net worth: / / Less than $100,000                / / $250,001 to $500,000
                                    / / $100,001 to $250,000      / / More than $500,001
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  10. Were illustrations shown to you?                                                       / / Yes   / / No
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  11. If "Yes", what were the gross rates of return shown to you on the illustrations?_______________________

  12. Do you understand that the accumulated value of the Certificate/Contract may go up or down depending on the subaccount investment performance and that there is no guaranteed minimum accumulated value for accounts other
      than the Declared Interest Option?                                                     / / Yes   / / No
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                                  Page 1 of 3


VMWA-138(02-02)

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
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  SECTION B - SUITABILITY QUESTIONNAIRE (CONTINUED)
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  13. Do you also understand that the amount of the death benefit or the duration of the death benefit may vary under the conditions described in the death
      benefit provision of the Certificate/Contract?                                         / / Yes   / / No
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  14. FOR VARIABLE ANNUITIES ONLY.  Do you understand that if you choose to fund a qualified plan with a variable annuity, the tax-deferral feature of a variable annuity is not necessary as the qualified plan already provides a
      tax-deferral feature?                                                                  / / Yes   / / No

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SECTION C -ALLOCATION OF FUNDS
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  1.  The net premium payments (as described in the Prospectus) are to be allocated to the appropriate subaccounts as follows:

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  SUBACCOUNT                               ALLOCATION*    SUBACCOUNT                                         ALLOCATION*
--------------------------------------------------------------------------------------------------------------------------
  1.  EquiTrust Money Market                              20. T. Rowe Price Personal Strategy Balanced
                                           _______%                                                          _______%
  2.  EquiTrust High Grade Bond                           21. T. Rowe Price Equity Income
                                           _______%                                                          _______%
  3.  EquiTrust High Yield Bond                           22. T. Rowe Price New America Growth
                                           _______%                                                          _______%
  4.  EquiTrust Managed                                   23. T. Rowe Price Mid-Cap Growth
                                           _______%                                                          _______%
  5.  EquiTrust Value Growth                              24. T. Rowe Price International Stock
                                           _______%                                                          _______%
  6.  EquiTrust Blue Chip                                 25. Franklin Templeton Mutual Shares Securities
                                           _______%                                                          _______%
  7.  Dreyfus VIFGrowth and Income                        26. Franklin Templeton Franklin Value Securities
                                           _______%                                                          _______%
  8.  Dreyfus VIF Disciplined Stock                       27. Franklin Templeton Franklin Small Cap
                                           _______%                                                          _______%
  9.  Dreyfus VIF Socially Responsible                    28. Franklin Templeton Growth Securities
                                           _______%                                                          _______%
  10. Dreyfus VIF Appreciation                            29. Franklin Templeton Franklin U.S. Government
                                           _______%                                                          _______%
  11. Dreyfus VIF Small Cap Stock                         30. Summit MidCap 400 Index
                                           _______%                                                          _______%
  12. Dreyfus VIF International Equity                    31. Summit Russell 2000 Small Cap Index
                                           _______%                                                          _______%
  13. Fidelity VIP Index 500                              32. Summit NASDAQ-100 Index
                                           _______%                                                          _______%
  14. Fidelity VIP Growth & Income                        33. J.P. Morgan Small Company
                                           _______%                                                          _______%
  15. Fidelity VIP Growth                                 34. J.P. Morgan Mid-Cap Value
                                           _______%                                                          _______%
  16. Fidelity VIP Contrafund                             35. American Century VP Ultra
                                           _______%                                                          _______%
  17. Fidelity VIP Mid Cap                                36. American Century VP Vista
                                           _______%                                                          _______%
  18. Fidelity VIP High Income                            37. AIM VI Aggressive Growth
                                           _______%                                                          _______%
  19. Fidelity VIP Overseas                               38. Declared Interest Option**
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                                                                                         TOTAL                   100%
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

  *If any portion of a net premium is allocated to a particular subaccount, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers (e.g. 33% can be selected, but 33 1/3% cannot).
  **This option not available for Variable Supplemental  Contracts.

  VARIABLE UNIVERSAL LIFE. Net premiums for the Variable Universal Life certificates will be allocated to the Declared Interest Option if they are received either before the date the Society obtains a signed notice from the Certificate Holder that the Certificate has been received, or before the end of 25 days after the issue date. Upon earlier of (i) the date the Society obtains a notice signed by the Certificate Holder that the Certificate has been received, or (ii) 25 days after the delivery date, we will transfer part or all of the accumulated value in the Declared Interest Option to the subaccounts in accordance with the Certificate Holder's allocation instructions.

  VARIABLE ANNUITY. Net premiums for the Variable Annuity Contract will be initially allocated to the money market subaccount for a ten-day period following the issue date. At the end of that period, the amount in the money market subaccount will be allocated among the subaccounts and the Declared Interest Option in accordance with the premium allocation percentages shown above.

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  TRANSFER BETWEEN SUBACCOUNTS                                 _______%

  2. I authorize transfers between the subaccounts upon instruction by telephone. If neither box is checked, the telephone privilege WILL be provided.


                                  Page 2 of 3
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  FOR VARIABLE UNIVERSAL LIFE.
  The first transfer in each certificate year will be made without charge; subsequent transfers in a certificate year will be assessed a transfer charge of $25.

  FOR VARIABLE ANNUITY.
  The first 12 transfers in each certificate year will be made without a transfer charge: thereafter, each time amounts are transferred, a transfer charge of $25 may be imposed

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SECTION D - EXISTING COVERAGE/REPLACEMENT
--------------------------------------------------------------------------------

  1.  Does the Proposed Insured or Annuitant have any other life
      insurance policies, certificates or annuity contracts?     / / Yes  / / No

      IF "YES", COMPLETE THE TABLE BELOW, AND IF YOUR STATE SO REQUIRES, COMPLETE VMWA-176/REPLACEMENT NOTICE.

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     INSURED/ANNUITANT        COMPANY NAME AND ADDRESS    CONTRACT     TYPE OF CONTRACT      CONTRACT      REPLACEMENT(R)
                                                           NUMBER         AND AMOUNT        ISSUE DATE     OR FINANCED(F)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

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

  2.  Is the certificate applied for replacing or likely to
      replace any existing life or annuity contract?             / / Yes  / / No
      If "Yes", indicate replacement by placing an "R" for that contract in the last column.

  3.  Are values from an existing life insurance or annuity
      contract being used to pay premiums on the new
      certificate?                                               / / Yes  / / No
      If "Yes", indicate by placing an "F" (financed purchase) for that contract in the last column.

  If Question 2 or 3 is answered "Yes", complete Notice to Applicant Regarding Replacement of Life Insurance and Annuities as required by your state.

  An application to exercise a contractual change/ conversion privilege on a certificate issued by the Society or an application replacing only life insurance existing under a Modern Woodmen of America conditional receipt are commonly exempt from replacement regulations.

--------------------------------------------------------------------------------
  4. Please explain the reason(s) why this replacement/surrender/partial surrender is being completed.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  5. What surrender and/or other charges (if any) will be incurred as a result of the replacement/surrender/partial surrender?

--------------------------------------------------------------------------------

  6.  Do you understand applicable sales and other initial
      charges may be incurred under this new certificate?        / / Yes  / / No
      (Please refer to the Prospectus for actual charges which may be incurred.)

--------------------------------------------------------------------------------

  7. As a result of the replacement/surrender/partial surrender, will your investment risk:

      / / Increase    / / Decrease    / / Remain unchanged

--------------------------------------------------------------------------------

  8. Who made the recommendation that the replacement/surrender/partial surrender be made?

      / / Proposed Certificate Holder    / / Representative
      / / Other_________________________________

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  9.  Do you understand that there may be adverse tax
      consequences involved with the
      surrender/replacement/partial surrender of a contract?     / / Yes  / / No

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SECTION E -SIGNATURES
--------------------------------------------------------------------------------

I declare that all statements in this Supplement are true to the best of my knowledge and belief, and agree that this Supplement shall be a part of the Variable Universal Life or Variable Annuity Certificate issued by the Society.



------------------------------------------------         -----------------------
Signature of Certificate Holder                          Date


------------------------------------------------         -----------------------
Signature of Representative                              Date



                                  Page 3 of 3